SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: November 7, 2002
                        (Date of earliest event reported)





                         PRINCIPAL FINANCIAL GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                       1-16725                42-1520346
  (State or other jurisdiction    Commission file number     (I.R.S. Employer
       of incorporation)                                  Identification Number)


                     711 High Street, Des Moines, Iowa 50392
                    (Address of principal executive offices)


              (Registrant's telephone number, including area code)
                                 (515) 247-5111

                               ------------------

Item 7.  Exhibits

99.1 Table of Mortgage Loan Servicing Portfolio, by interest rate, as of September 30, 2002.

Item 9. Regulation FD Disclosure.

     Principal Financial Group, Inc. is disclosing its mortgage loan servicing portfolio, broken down by interest rate, for the period ended as of September 30, 2002. A table disclosing this is attached hereto as Exhibit 99.1.









                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     PRINCIPAL FINANCIAL GROUP, INC.


                                     By:    /S/ THOMAS J. GRAF
                                            -----------------------------------
                                     Name:  Thomas J. Graf
                                     Title: Senior Vice President -
                                            Investor Relations



Date:  November 7, 2002

                                                           Exhibit 99.1




                Mortgage Loan Servicing Portfolio
                Period Ended September 30, 2002
                By Interest Rate


                INTEREST RATE
                -------------------------------------------
                6% and under                        9,098.2
                6.01 - 6.50%                       20,579.6
                6.51 - 7.00%                       42,737.1
                7.01 - 8.00%                       26,786.5
                8.01 - 9.00%                        2,598.2
                9.01 - 10.00%                         144.8
                10% and over                           27.0
                                               ------------
                TOTAL                             101,971.4